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Exhibit 99.1

Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002

        I, Hal M. Krisbergh, the Chief Executive Officer of WorldGate Communications, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of WorldGate Communications, Inc., for the annual period ended December 31, 2002 (the "December 31, 2002 Form 10-K"), which this certification accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the December 31, 2002 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of WorldGate Communications, Inc.

        A signed original of this written statement required by Section 906 has been provided to WorldGate and will be retained by WorldGate and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 31, 2003	/s/ HAL M. KRISBERGH Hal M. Krisbergh

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Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002